                      PROSPECTUS SUPPLEMENT -- MAY 1, 2010

FUND (PROSPECTUS EFFECTIVE DATE)                                 MATERIAL NUMBER
RiverSource Inflation ProtectedSecurities Fund (Sept. 29, 2009)      S-6280-99 H

On May 1, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) announced the closing of its acquisition of the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America (the Columbia Transaction). In connection with the Columbia Transaction, effective May 1, 2010, the Fund's investment manager, RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, changed its name to Columbia Management Investment Advisers, LLC. In connection with the Columbia Transaction, the Fund's portfolio manager has been changed. The foregoing change is reflected in the revised Fund Management and Compensation section of the Fund's prospectus, as set forth below.

Effective May 1, 2010, the following change is hereby made to the Fund's prospectus:

The description of the portfolio manager responsible for the Fund's day-to-day portfolio management, as described under the caption "Fund Management and Compensation - Investment Manager" is superseded and replaced as follows:

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Vishal Khanduja, CFA, Portfolio Manager

-    Managed the Fund since May 2010.

-    Sector Manager of the liquid and structured assets sector team.

-    Joined the investment manager in 2008.

-    Began investment career in 2005.

-    BS, VJTI Mumbai - India; MBA, University of Iowa.

Colin J. Lundgren, CFA, Portfolio Manager

-    Managed the Fund since May 2010.

-    Senior Vice President and Head of Fixed Income.

-    Joined the investment manager in 1986.

-    Began investment career in 1989.

-    BA, Lake Forest College.

                                                              S-6280-12 A (5/10)